                              VAN KAMPEN BOND FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2007 - DECEMBER 31, 2007

                                                                 AMOUNT OF    % OF
                                      OFFERING       TOTAL        SHARES    OFFERING   % OF FUNDS
   SECURITY      PURCHASE/   SIZE OF  PRICE OF      AMOUNT OF    PURCHASED  PURCHASED     TOTAL                   PURCHASED
  PURCHASED     TRADE DATE  OFFERING   SHARES       OFFERING      BY FUND    BY FUND     ASSETS     BROKERS         FROM
----------------------------------------------------------------------------------------------------------------------------
                                                                                                    Barclays
                                                                                                    Capital,
    IBM           9/11/07    --         99.65    3,000,000,000     270,000      0.01%     0.12%       BNP           Barclays
Corporation                                                                                          Paribas,     Capital Inc.
Note 5.70% due                                                                                        Citi,
 10/1/202026                                                                                         Goldman,
                                                                                                     Sachs &
                                                                                                       Co.,
                                                                                                    JPMorgan,
                                                                                                       UBS
                                                                                                    Investment
                                                                                                      Bank,
                                                                                                     Deutsche
                                                                                                       Bank
                                                                                                   Securities,
                                                                                                      Lehman
                                                                                                    Brothers,
                                                                                                      Morgan
                                                                                                     Stanley,
                                                                                                     Banc of
                                                                                                     America
                                                                                                    Securities
                                                                                                       LLC,
                                                                                                    Mitsubishi
                                                                                                       UFJ
                                                                                                   Securities,
                                                                                                      HSBC,
                                                                                                    CastleOak
                                                                                                   Securities,
                                                                                                    L.P., Loop
                                                                                                     Capital
                                                                                                     Markets,
                                                                                                    LLC, M.R.
                                                                                                      Beal &
                                                                                                   Company and
                                                                                                     Siebert
                                                                                                     Capital
                                                                                                     Markets
                                                                                                     Citi,
                                                                                                     Credit
 Enel Finance     9/13/07         --    99.79    1,000,000,000     540,000     0.054%     0.25%      Suisse,       Citigroup
 International                                                                                       Deutsche
   S.A. Note                                                                                           Bank
   5.70% due                                                                                       Securities,
   1/15/2013                                                                                        JPMorgan,
                                                                                                     Goldman,
                                                                                                   Sachs & Co.
                                                                                                    and Morgan
                                                                                                     Stanley
                                                                                                     Banc of
                                                                                                     America
  Washington      10/18/07        --  $100.55    1,000,000,000  $  900,000      0.09%      0.41%     Securities      Goldman
    Mutual                                                                                         LLC, Lehman
Preferred Fund                                                                                       Brothers
  9.750% due                                                                                         and Morgan
  12/31/2049                                                                                          Stanley
                                                                                                     Banc of
                                                                                                     America
    Banc of       11/9/07         --  $100.55   $  817,600,000  $1,075,000      0.13%     0.50%     Securities      Banc of
    America                                                                                        LLC, Lehman      America
  Commercial                                                                                         Brothers
   Mortgage                                                                                         and Morgan
 Pass-Through                                                                                        Stanley
 2007 5.7451%
 due 2/10/2051
                                                                                                     Goldman,
                                                                                                     Sachs &
Anheuser-Busch   11/27/07         --  $ 99.59   $  500,000,000  $  290,000     0.058%      0.13%    Co., Morgan      Goldman
companies Inc.                                                                                       Stanley,
   5.5% due                                                                                            UBS
   1/15/2018                                                                                        Investment
                                                                                                    Bank, Banc
                                                                                                    of America
                                                                                                    Securities
                                                                                                       LLC,
                                                                                                     Barclays
                                                                                                     Capital,
                                                                                                       CIT,
                                                                                                     Merrill
                                                                                                     Lynch &
                                                                                                       Co.,
                                                                                                     SunTrust
                                                                                                     Robinson
                                                                                                     Humphrey
                                                                                                     and The
                                                                                                     Williams
                                                                                                     Capital
                                                                                                   Group, L.P.
                                                                                                    Barclays
                                                                                                    Capital,
 Barclays Bank   11/27/07         --  $99.73    $2,250,000,000     335,000    0.027%      0.15%        BNP         Barclays
 PLC 6.05% due                                                                                      Paribas,       Capital
   12/4/2017                                                                                        Citi,
                                                                                                     Goldman
                                                                                                      Sachs
                                                                                                   International,
                                                                                                     Merrill
                                                                                                      Lynch
                                                                                                   International,
                                                                                                      Morgan
                                                                                                   Stanley and
                                                                                                       UBS
                                                                                                    Investment
                                                                                                       Bank
                                                                                                      Banc of
                                                                                                      America
  Dupont E.L.    11/28/07         --  $99.78    $  750,000,000  $  320,000     0.043%      0.15%     Securities      Banc of
 Nemour 5.00%                                                                                         LLC, Credit      America
 due 1/15/2013                                                                                         Suisse,
                                                                                                    JPMorgan,
                                                                                                     Deutsche
                                                                                                       Bank
                                                                                                   Securities,
                                                                                                     Goldman,
                                                                                                     Sachs &
                                                                                                   Co., Morgan
                                                                                                     Stanley,
                                                                                                    Blaylock &
                                                                                                     Company,
                                                                                                      Inc.,
                                                                                                    Mitsubishi
                                                                                                       UFJ
                                                                                                   Securities,
                                                                                                      Mizuho
                                                                                                    Securities
                                                                                                    USA Inc.,
                                                                                                       RBS
                                                                                                    Greenwich
                                                                                                     Capital,
                                                                                                    Santander
                                                                                                   Investment,
                                                                                                       UBS
                                                                                                    Investment
                                                                                                     Bank and
                                                                                                       The
                                                                                                     Williams
                                                                                                     Capital
                                                                                                   Group, L.P.
                                                                                                    Citi, UBS
                                                                                                    Investment
    Encana       11/28/07         --  $99.77    $  800,000,000  $  745,000    0.093%      0.35%     Bank, CIBC     Citigroup
  Corporation                                                                                         World
  6.500% due                                                                                         Markets,
   2/1/2038                                                                                          ABN AMRO
                                                                                                   Incorporated,
                                                                                                     Banc of
                                                                                                     America
                                                                                                    Securities
                                                                                                     LLC, BNP
                                                                                                     PARIBAS,
                                                                                                     Deutsche
                                                                                                       Bank
                                                                                                   Securities,
                                                                                                      HSBC,
                                                                                                      Lazard
                                                                                                     Capital
                                                                                                     Markets,
                                                                                                     Barclays
                                                                                                     Capital,
                                                                                                      Credit
                                                                                                     Suisse,
                                                                                                     Goldman,
                                                                                                     Sachs &
                                                                                                       Co.,
                                                                                                    JPMorgan,
                                                                                                      Lehman
                                                                                                     Brothers
                                                                                                     Merrill
                                                                                                     Lynch &
                                                                                                   Co., Morgan
                                                                                                    Stanley,,
                                                                                                   RBC Capital
                                                                                                     Markets,
                                                                                                      Scotia
                                                                                                   Capital and
                                                                                                     Wachovia
                                                                                                    Securities
                                                                                                       BNP
                                                                                                     PARIBAS,
 Pacifica Gas    11/28/07         --  $99.46    $  500,000,000  $  685,000    0.137%      0.31%     JPMorgan,       Paribas
 and Electric                                                                                         Morgan        Capital
Company 5.625%                                                                                        Stanley,       Markets
due 11/30/2017                                                                                        Wedbush
                                                                                                      Morgan
                                                                                                    Securities
                                                                                                      Inc.,
                                                                                                    CastleOak
                                                                                                   Securities,
                                                                                                     L.P. and
                                                                                                     Utendahl
                                                                                                     Capital
                                                                                                    Partners,
                                                                                                       L.P.
                                                                                                    Lehman
                                                                                                   Brothers,
  Freddie Mac    11/29/07        --  $25.00    $  240,000,000  $    9,500    0.004%      0.11%      Goldman,       Lehman
  PFD 8.375%                                                                                         Sachs &       Brothers
                                                                                                    Co., Bear,
                                                                                                    Stearns &
                                                                                                    Co. Inc.,
                                                                                                     Banc of
                                                                                                     America
                                                                                                    Securities
                                                                                                    LLC, Citi,
                                                                                                      Credit
                                                                                                     Suisse,
                                                                                                     Deutsche
                                                                                                       Bank
                                                                                                   Securities,
                                                                                                      Morgan
                                                                                                   Stanley and
                                                                                                       UBS
                                                                                                    Investment
                                                                                                       Bank
                                                                                                      Citi,         Lehman
                                                                                                    JPMorgan,      Brothers
    General       11/29/07        --  $99.20    $4,000,000,000  $3,845,000    0.096%      1.75%       Lehman
   Electric                                                                                          Brothers,
Company 5.250%                                                                                          Morgan
 due 12/6/2017                                                                                         Stanley,
                                                                                                     CastleOak
                                                                                                    Securities,
                                                                                                       L.P.,
                                                                                                     Robert Van
                                                                                                    Securities,
                                                                                                       Inc.,
                                                                                                      Utendahl
                                                                                                      Capital
                                                                                                     Partners,
                                                                                                      L.P. and
                                                                                                        The
                                                                                                      Williams
                                                                                                    Group, L.P.